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                                                                    EXHIBIT 10.2

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

          THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT is made as of August 2, 1999 by and between SKYNET HOLDINGS, INC., a Delaware corporation (the "Company") and VJEKOSLAV NIZIC, an individual (the "Executive").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of October 14, 1998 (the "Employment Agreement"); and

          WHEREAS, the Company and the Executive desire to revise the Employment Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the mutual premises and covenants of the parties contained in this Agreement, the parties hereto do hereby agree as follows:

          1.  Employment and Term
              -------------------

          The first sentence of Section 1.A of the Employment Agreement is hereby revised to provide in its entirety as follows:

            "The Company hereby employs Executive and Executive hereby accepts employment by the Company as its President and Chief Operating Officer."

          2.  Duties.
              ------

          Section 2 of the Employment Agreement is hereby amended to provide in its entirety as follows:

            "During the Term, Executive shall use his best efforts to perform all duties required in furtherance of his position."

          3. The parties hereto agree that all other terms and conditions of the Employment Agreement shall continue in full force and effect.

          4. This Amendment may be executed in counterpart and the counterpart, taken together, shall constitute the entire Amendment. The Amendment may be executed and delivered by facsimile transmission, and the facsimile signatures may be deemed original signatures for all purposes, including for purposes of the Best Evidence Rule and all other rules and doctrines of similar effect.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed on the date first above written.

                              SKYNET HOLDINGS, INC.


                              By:  /s/ BYRON HOGUE
                                 -------------------------------
                                 Byron Hogue
                                 Chairman

                              /s/ VJEKOSLAV NIZIC
                              ----------------------------------
                              Vjekoslav Nizic